                                                                 Exhibit 99.1

                             LETTER OF TRANSMITTAL

                            GRANT GEOPHYSICAL, INC.
          OFFER TO EXCHANGE ITS 9 3/4% SENIOR NOTES DUE 2008, SERIES B WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933

                              FOR ITS OUTSTANDING
                     9 3/4% SENIOR NOTES DUE 2008, SERIES A

                           PURSUANT TO THE PROSPECTUS
                         DATED                   , 1998

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON               , 1998, UNLESS THE OFFER IS EXTENDED.

                 The Exchange Agent For The Exchange Offer is:

                             LASALLE NATIONAL BANK

By Mail or Overnight Delivery:             By Hand Delivery:
    LaSalle National Bank                LaSalle National Bank
   Corporate Trust Division     c/o IBJ Schroder Bank and Trust Company
   135 South LaSalle Street          One State Street -- Floor SC1
          Suite 1825                 Securities Processing Window
   Chicago, Illinois 60603             New York, New York 100004
   Attention: Sarah H. Webb

                  To Confirm by Telephone or For Information:
                                 (312) 904-2936

                            Facsimile Transmissions:
                                 (312) 904-2236

     Delivery of this letter of transmittal to an address other than as set forth above or transmission of this letter of transmittal via facsimile to a number other than as set forth above does not constitute a valid delivery.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus (as defined below). As used herein, the term "holder" means a holder of Original Notes (as defined below), including any participant ("DTC Participant") in the book-entry transfer facility system of The Depository Trust Company ("DTC"), whose name appears on a security position listing as the owner of the Original Notes. As used herein, the term "Certificates" means physical certificates representing Original Notes.

     Only a registered holder of Original Notes may tender in the Exchange Offer. To tender in the Exchange Offer, a holder must complete, sign and date this Letter of Transmittal, or a facsimile thereof, have the signatures thereon guaranteed if required by this Letter of Transmittal, and mail or otherwise deliver this Letter of Transmittal, or a facsimile thereof, together with any other required documents, to the Exchange Agent prior to the Expiration Date. In addition, (i) Certificates for such Original Notes must be received by the Exchange Agent along with the Letter of Transmittal, or (ii) a timely confirmation of a book-entry transfer of such Original Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer, as described in the Prospectus at "The Exchange
Offer -- Book-Entry Transfer," must be received by the Exchange Agent prior to the Expiration Date or (iii) the holder must comply with the guaranteed delivery procedures described in the Prospectus at "The Exchange Offer -- Guaranteed Delivery Procedures."

     Holders who wish to tender their Original Notes (i) whose Certificates are not immediately available, (ii) who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

----------------------------------------------------------------------------------------------------------------------------
                                           DESCRIPTION OF ORIGINAL NOTES TENDERED
----------------------------------------------------------------------------------------------------------------------------
                                                           PRINCIPAL AMOUNT OF    PRINCIPAL AMOUNT OF   NUMBER OF BENEFICIAL
                                                              ORIGINAL NOTES         ORIGINAL NOTES      HOLDERS FOR WHICH
  NAME AND ADDRESS OF REGISTERED        CERTIFICATE        TENDERED (IF ALL ARE  TENDERED (IF LESS THAN  ORIGINAL NOTES ARE
HOLDER (PLEASE FILL IN, IF BLANK)         NUMBERS*              TENDERED)         ALL ARE TENDERED)**           HELD
----------------------------------------------------------------------------------------------------------------------------
                                                                    $                      $

                                   ------------------------------------------------------------------------------------
                                                                    $                      $

                                   ------------------------------------------------------------------------------------
                                                                    $                      $

                                   ------------------------------------------------------------------------------------
                                                                    $                      $
----------------------------------------------------------------------------------------------------------------------------
 *  Need not be completed by book-entry holders.
 ** Original Notes may be tendered only in denominations of $1,000 principal amount and integral multiples thereof. All
    Original Notes held shall be deemed tendered unless a lesser number is specified in this column.
----------------------------------------------------------------------------------------------------------------------------

              (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS
                        (DEFINED IN INSTRUCTION 1) ONLY)

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

        Name of Tendering Institution:
        ------------------------------------------------------------------------
        DTC Account Number:
        ------------------------------------------------------------------------
        Transaction Code Number:
        ------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

        Name of Registered Holder:
        ------------------------------------------------------------------------
        Window Ticket Number (if any):
        ------------------------------------------------------------------------
        Date of Execution of Notice of Guaranteed Delivery:
        --------------------------------------------------------------
        Name of Institution which Guaranteed Delivery:
        --------------------------------------------------------------

        If Guaranteed Delivery is to be made by Book-Entry Transfer:

        Name of Tendering Institution:
        ------------------------------------------------------------------------
        DTC Account Number:
        ------------------------------------------------------------------------
        Transaction Code Number:
        ------------------------------------------------------------------------

[ ] CHECK HERE IF ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OR UNTENDERED ORIGINAL NOTES ARE TO BE RETURNED BY CREDITING THE DTC ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

        Name:
        ------------------------------------------------------------------------
        Address:
        ------------------------------------------------------------------------
        Area Code and Telephone Number:
        --------------------------------Contact Person:
        --------------------------------

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to Grant Geophysical, Inc., a Delaware corporation (the "Company"), the above-described aggregate principal amount of the Company's 9 3/4% Senior Notes due 2008, Series A (the "Original Notes"), in exchange for a like amount of the Company's 9 3/4% Senior Notes due 2008, Series B (the "Exchange Notes"), which have been registered under the Securities Act of 1933 (the "Securities Act"), upon the terms and subject to the conditions set
forth in the Prospectus dated             , 1998 (as the same may be amended or
supplemented from time to time, the "Prospectus"), receipt of which is acknowledged, and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer").

     Subject to and effective upon the acceptance for exchange of all or any portion of the Original Notes tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby sells, assigns and transfers to or upon the order of the Company all right, title and interest in and to such Original Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact (with full knowledge that the Exchange Agent is also acting as agent of the Company in connection with the Exchange Offer) with respect to the tendered Original Notes, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject only to the right of withdrawal described in the Prospectus, to (i) deliver Certificates for Original Notes to the Company together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the Exchange Notes to be issued in exchange for such Original Notes, (ii) present Certificates for such Original Notes for transfer, and to transfer the Original Notes on the books of the Company and (iii) receive for the account of the Company all benefits and otherwise exercise all rights of beneficial ownership of such Original Notes, all in accordance with the terms and conditions of the Exchange Offer.

     THE UNDERSIGNED HEREBY REPRESENTS AND WARRANTS THAT THE UNDERSIGNED HAS FULL POWER AND AUTHORITY TO TENDER, EXCHANGE, SELL, ASSIGN AND TRANSFER THE ORIGINAL NOTES TENDERED HEREBY AND THAT, WHEN THE SAME ARE ACCEPTED FOR EXCHANGE, THE COMPANY WILL ACQUIRE GOOD, MARKETABLE AND UNENCUMBERED TITLE THERETO, FREE AND CLEAR OF ALL LIENS, RESTRICTIONS, CHARGES AND ENCUMBRANCES, AND THAT THE ORIGINAL NOTES TENDERED HEREBY ARE NOT SUBJECT TO ANY ADVERSE CLAIMS OR PROXIES. THE UNDERSIGNED WILL, UPON REQUEST, EXECUTE AND DELIVER ANY ADDITIONAL DOCUMENTS DEEMED BY THE COMPANY OR THE EXCHANGE AGENT TO BE NECESSARY OR DESIRABLE TO COMPLETE THE EXCHANGE, ASSIGNMENT AND TRANSFER OF THE ORIGINAL NOTES TENDERED HEREBY, AND THE UNDERSIGNED WILL COMPLY WITH ANY OBLIGATIONS IT MAY HAVE UNDER THE REGISTRATION AGREEMENT. THE UNDERSIGNED HAS READ AND AGREES TO ALL OF THE TERMS OF THE EXCHANGE OFFER.

     The name and address of the registered holder of the Original Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Certificates representing such Original Notes. The Certificate numbers and the aggregate principal amount of Original Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

     If any tendered Original Notes are not exchanged pursuant to the Exchange Offer for any reason, or if Certificates are submitted for more Original Notes than are tendered or accepted for exchange, Certificates of such non-exchanged or untendered Original Notes will be returned (or, in the case of Original Notes tendered by book-entry transfer, such Original Notes will be credited to an account maintained at DTC), without expense to the tendering holder, promptly following the expiration or termination of the Exchange Offer.

     The undersigned understands that tenders of Original Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering" in the Prospectus and in the instructions herein will, upon the Company's acceptance for exchange of such tendered Original Notes, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under certain circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Original Notes tendered hereby.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes be issued in the name of the undersigned or, in the case of a book-entry transfer of Original Notes, that such Exchange Notes be credited to the account indicated above maintained at DTC. If applicable, substitute Certificates representing Original Notes not exchanged or not accepted for exchange will be issued to the undersigned or, in the case of a book-entry transfer of Original Notes, will be credited to the account indicated above maintained at DTC. Similarly, unless otherwise indicated under "Special Delivery Instructions" below, the undersigned hereby directs that the Exchange Notes be delivered to the undersigned at the address shown below the undersigned's signature.

     BY TENDERING ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, THE UNDERSIGNED HEREBY REPRESENTS AND AGREES THAT (I) THE UNDERSIGNED IS NOT AN "AFFILIATE" OF THE COMPANY WITHIN THE MEANING OF RULE 405 UNDER THE SECURITIES ACT, (II) ANY EXCHANGE NOTES TO BE RECEIVED BY THE UNDERSIGNED ARE BEING ACQUIRED IN THE ORDINARY COURSE OF ITS BUSINESS, (III) THE UNDERSIGNED HAS NO ARRANGEMENT OR UNDERSTANDING WITH ANY PERSON TO PARTICIPATE IN A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF EXCHANGE NOTES TO BE RECEIVED IN THE EXCHANGE OFFER AND (IV) IF THE UNDERSIGNED IS NOT A BROKER-DEALER, THE UNDERSIGNED IS NOT ENGAGED IN, AND DOES NOT INTEND TO ENGAGE IN, A DISTRIBUTION (WITHIN THE MEANING OF THE SECURITIES ACT) OF SUCH EXCHANGE NOTES. BY TENDERING ORIGINAL NOTES PURSUANT TO THE EXCHANGE OFFER AND EXECUTING THIS LETTER OF TRANSMITTAL, A HOLDER OF ORIGINAL NOTES WHICH IS A BROKER-DEALER THAT WILL RECEIVE EXCHANGE NOTES FOR ITS OWN ACCOUNT IN EXCHANGE FOR ORIGINAL NOTES REPRESENTS AND AGREES, CONSISTENT WITH CERTAIN INTERPRETIVE LETTERS ISSUED BY THE STAFF OF THE DIVISION OF CORPORATION FINANCE OF THE SECURITIES AND EXCHANGE COMMISSION TO THIRD PARTIES, THAT (A) SUCH ORIGINAL NOTES HELD BY THE BROKER-DEALER ARE HELD ONLY AS A NOMINEE, OR (B) SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH BROKER-DEALER AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES AND IT WILL DELIVER A PROSPECTUS (AS AMENDED OR SUPPLEMENTED FROM TIME TO TIME) MEETING THE REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE OF SUCH EXCHANGE NOTES (PROVIDED THAT, BY SO ACKNOWLEDGING AND BY DELIVERING A PROSPECTUS, SUCH BROKER-DEALER WILL NOT BE DEEMED TO ADMIT THAT IT IS AN "UNDERWRITER" WITHIN THE MEANING OF THE SECURITIES ACT).

     THE COMPANY AGREES THAT, SUBJECT TO THE PROVISIONS OF THE REGISTRATION AGREEMENT, THE PROSPECTUS, AS IT MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, MAY BE USED BY A PARTICIPATING BROKER-DEALER IN CONNECTION WITH RESALES OF EXCHANGE NOTES RECEIVED IN EXCHANGE FOR ORIGINAL NOTES, WHERE SUCH ORIGINAL NOTES WERE ACQUIRED BY SUCH PARTICIPATING BROKER-DEALER FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, FOR A PERIOD ENDING ON THE CLOSE OF BUSINESS ON THE FIRST ANNIVERSARY FOLLOWING THE EXPIRATION DATE (SUBJECT TO EXTENSION UNDER CERTAIN LIMITED CIRCUMSTANCES DESCRIBED IN THE PROSPECTUS) OR, IF EARLIER, WHEN ALL SUCH EXCHANGE NOTES HAVE BEEN DISPOSED OF BY SUCH PARTICIPATING BROKER-DEALER. ANY PERSON, INCLUDING ANY PARTICIPATING BROKER-DEALER, WHO IS AN AFFILIATE MAY NOT RELY ON SUCH INTERPRETIVE LETTERS AND MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH ANY RESALE TRANSACTION. IN THAT REGARD, EACH PARTICIPATING BROKER-DEALER WHO ACQUIRED ORIGINAL NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET-MAKING ACTIVITIES OR OTHER TRADING ACTIVITIES, BY TENDERING SUCH ORIGINAL NOTES AND EXECUTING THIS LETTER OF TRANSMITTAL, AGREES THAT, UPON RECEIPT OF NOTICE FROM THE COMPANY OF THE OCCURRENCE OF ANY EVENT OR THE DISCOVERY OF ANY FACT WHICH MAKES ANY STATEMENT CONTAINED OR INCORPORATED BY REFERENCE IN THE PROSPECTUS UNTRUE IN ANY MATERIAL RESPECT OR WHICH CAUSES THE PROSPECTUS TO OMIT TO STATE A MATERIAL FACT NECESSARY IN ORDER TO MAKE THE STATEMENTS CONTAINED OR INCORPORATED BY REFERENCE THEREIN, IN THE LIGHT OF THE

CIRCUMSTANCES UNDER WHICH THEY WERE MADE, NOT MISLEADING OR OF THE OCCURRENCE OF CERTAIN OTHER EVENTS SPECIFIED IN THE REGISTRATION AGREEMENT, SUCH PARTICIPATING BROKER-DEALER WILL SUSPEND THE SALE OF EXCHANGE NOTES PURSUANT TO THE PROSPECTUS UNTIL THE COMPANY HAS AMENDED OR SUPPLEMENTED THE PROSPECTUS TO CORRECT SUCH MISSTATEMENT OR OMISSION AND HAS FURNISHED COPIES OF THE AMENDED OR SUPPLEMENTED PROSPECTUS TO THE PARTICIPATING BROKER-DEALER, OR THE COMPANY HAS GIVEN NOTICE THAT THE SALE OF THE EXCHANGE NOTES MAY BE RESUMED, AS THE CASE MAY BE.

     Holders of Original Notes whose Original Notes are accepted for exchange will not receive accumulated Distributions on such Original Notes for any period from and after the last Distribution Date to which Distributions have been paid on such Original Notes prior to the original issue date of the Exchange Notes or, if no such Distributions have been paid, will not receive any accumulated Distributions on such Original Notes, and the undersigned hereby waives the right to receive any Distributions on such Original Notes accumulated from and after such Distribution Date or, if no such Distributions have been paid or duly
provided for, from and after             , 1998.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. Except as stated in the Prospectus, this tender is irrevocable.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES TENDERED" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE ORIGINAL NOTES AS SET FORTH IN SUCH BOX.

                              HOLDER(S) SIGN HERE
                         (SEE INSTRUCTIONS 2, 5 AND 6)

            (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED HEREWITH)
      (NOTE: SIGNATURE(S) MUST BE GUARANTEED IF REQUIRED BY INSTRUCTION 2)

     Must be signed by the registered holder exactly as name appears on Certificates for the Original Notes hereby tendered or on a security position listing, or by any person authorized to become the registered holder by endorsements and documents transmitted herewith (including such opinions of counsel, certifications and other information as may be required by the Company or the Exchange Agent to comply with the restrictions on transfer applicable to the Original Notes). If signature is by an attorney-in-fact, executor, administrator, trustee, guardian, officer of a corporation or another acting in a fiduciary capacity or representative capacity, please set forth the signer's full title. See Instruction 5.

        ---------------------------------------------------------------
                             (SIGNATURE OF HOLDER)

Date:
------------------------------------, 1998

Name:

--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------


Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

Taxpayer Identification or Social Security Number:
--------------------------------------------------------------------------------

                             GUARANTEE OF SIGNATURE
                          (SEE INSTRUCTIONS 2 AND 5):

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

Date:
------------------------------------, 1998

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be issued in the name of someone other than the registered holder of the Original Notes whose name appears above.

Issue

[ ] Exchange Notes:

[ ] Original Notes not tendered to:

Name:

             ------------------------------------------------------
                                 (PLEASE PRINT)

Address:

             ------------------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

                        Area Code and Telephone Number:

             ------------------------------------------------------

                            Taxpayer Identification
                           or social Security Number:

             ------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)

  To be completed ONLY if the Exchange Notes and/or any Original Notes that are not tendered are to be sent to someone other than the registered holder of the Original Notes whose name appears above, or to such registered holder at an address other than that shown above.

Mail:

[ ] Exchange Notes:

[ ] Original Notes not tendered to:

Name:

             ------------------------------------------------------
                                 (PLEASE PRINT)

Address:

             ------------------------------------------------------

             ------------------------------------------------------
                               (INCLUDE ZIP CODE)

                        Area Code and Telephone Number:

             ------------------------------------------------------

                            Taxpayer Identification
                           or Social Security Number:

             ------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. BOOK-ENTRY TRANSFER; DELIVERY OF LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES. The tender to the Company of Original Notes by a holder thereof pursuant to any one of the procedures set forth below will constitute an agreement between such holder and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

     Only a registered holder of Original Notes may tender in the Exchange Offer. To tender in the Exchange Offer, a holder must complete, sign and date this Letter of Transmittal, or a facsimile thereof, have the signatures thereon guaranteed if required by this Letter of Transmittal, and mail or otherwise deliver this Letter of Transmittal, or a facsimile thereof, together with any other required documents, to the Exchange Agent prior to the Expiration Date. In addition, (i) Certificates for such Original Notes must be received by the Exchange Agent along with the Letter of Transmittal, (ii) a timely confirmation of a book-entry transfer of such Original Notes, if such procedure is available, into the Exchange Agent's account at DTC pursuant to the procedure for book-entry transfer, described in the Prospectus at "The Exchange
Offer -- Book-Entry Transfer," must be received by the Exchange Agent prior to the Expiration Date or (iii) the holder must comply with the guaranteed delivery procedures described in the Prospectus at "The Exchange Offer -- Guaranteed Delivery Procedures."

     Holders who wish to tender their Original Notes (i) whose Certificates and are not immediately available, (ii) who cannot deliver their Certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date or (iii) who cannot complete the procedures for book-entry transfer on or prior to the Expiration Date, must tender their Original Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus.

     The Notice of Guaranteed Delivery must be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent on or prior to the Expiration Date, and must include a guarantee by an Eligible Institution in the form set forth in such notice. For Original Notes to be properly tendered pursuant to the guaranteed delivery procedure, the Exchange Agent must receive a Notice of Guaranteed Delivery on or prior to the Expiration Date. As used herein and in the Prospectus, "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act as an "eligible guarantor institution."

     THE METHOD OF DELIVERY OF CERTIFICATES, THIS LETTER OF TRANSMITTAL AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND SOLE RISK OF THE TENDERING HOLDER AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. AN OVERNIGHT DELIVERY SERVICE IS RECOMMENDED OR, IF DELIVERY IS BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED IS RECOMMENDED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY ON OR PRIOR TO THE EXPIRATION DATE.

     The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by book-entry transfer or execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

     2. GUARANTEE OF SIGNATURES. No signature guarantee on this Letter of Transmittal is required if:

     (i) this Letter of Transmittal is signed by the registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) of Original Notes tendered herewith, unless such holder has completed either the box entitled "Special Issuance Instructions" or the box entitled "Special Delivery Instructions" above; or

     (ii) such Original Notes are tendered for the account of a firm that is an Eligible Institution. In all other cases, an Eligible Institution must guarantee the signature on this Letter of Transmittal. See Instruction 5.

     3. INADEQUATE SPACE. If the space provided in the box captioned "Description of Original Notes Tendered" is inadequate, the Certificate numbers and/or principal amount of Original Notes and any other required information should be listed on a separate signed schedule which is attached to this Letter of Transmittal.

     4. PARTIAL TENDERS AND WITHDRAWAL RIGHTS. Tenders of Original Notes will be accepted only in denominations of $1,000 principal amount and integral multiples thereof. If less than all the Original Notes evidenced by any Certificate submitted are to be tendered, fill in the Principal Amount of Original Notes which are to be tendered in the box entitled "Principal Amount of Original Notes Tendered (If Less than All are Tendered)." In such case, a new Certificate for the remainder of the Original Notes that were evidenced by your old Certificate will be sent to the holder of the Original Notes, promptly after the Expiration Date unless the appropriate boxes on this Letter of Transmittal are completed. All Original Notes represented by Certificates delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Except as otherwise provided herein, tenders of Original Notes may be withdrawn at any time on or prior to the Expiration Date, unless previously accepted for exchange. See "The Exchange Offer -- Withdrawal Rights."

     To withdraw a tender of Original Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date and prior to acceptance for exchange thereof by the Company. Any such notice of withdrawal must (i) specify the name of the person having deposited the Original Notes to be withdrawn (the "Depositor"), (ii) identify the Original Notes to be withdrawn (including, if applicable, the registration number or numbers and total principal amount of such Original Notes), (iii) be signed by the Depositor in the same manner as the original signature on the Letter of Transmittal by which such Original Notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to permit the Trustee with respect to the Original Notes to register the transfer of such Original Notes into the name of the Depositor withdrawing the tender, (iv) specify the name in which any such Original Notes are to be registered, if different from that of the Depositor and (v) if applicable because the Original Notes have been tendered pursuant to the book-entry procedures, specify the name and number of the participant's account at DTC to be credited, if different than that of the Depositor.

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Original Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Original Notes so withdrawn are validly retendered. Any Original Notes which have been tendered but which are not accepted for exchange will be returned to the holder thereof without cost to such holder as soon as practicable after withdrawal, rejection or termination of the Exchange Offer. Properly withdrawn Original Notes may be retendered by following one of the procedures described in the Prospectus, "The Exchange Offer -- Procedures for Tendering," at any time prior to the Expiration Date.

     Neither the Company, any affiliates or assigns of the Company, the Exchange Agent nor any other person shall not be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give any such notification. Any Original Notes which have been tendered but which are withdrawn on or prior to the Expiration Date will be returned to the holder thereof without cost to such holder promptly after withdrawal.

     5. SIGNATURES ON LETTER OF TRANSMITTAL, ASSIGNMENTS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the record holder(s) of the Original Notes tendered thereby, the signature must correspond with the name(s) written on the face of the Original Notes without alteration, enlargement or any change whatsoever.

     If this Letter of Transmittal is signed by a participant in DTC, the signature must correspond with the name as it appears on the security position listing as the holder of the Original Notes.

     If this Letter of Transmittal is signed by a person other than the registered holder of the Original Notes listed therein, such Original Notes must be endorsed or accompanied by appropriate bond powers which authorize such person to tender the Original Notes on behalf of the registered holder, in either case signed as the name of the registered holder or holders appears on the Original Notes.

     If this Letter of Transmittal or any Original Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

     Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the even that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act.

     6. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. If Exchange Notes are to be issued in the name of a person other than the registered holder, or if Exchange Notes are to be sent to someone other than the registered holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Certificates for Original Notes not exchanged will be returned by mail or, if tendered by book-entry transfer, by crediting the account indicated above maintained at DTC unless the appropriate boxes on this Letter of Transmittal are completed. See Instruction 5.

     7. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of the tendered Original Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Original Notes not properly tendered or any Original Notes the Company's acceptance of which would, in the opinion of the Company or its counsel, be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Exchange Offer or any defect or irregularity in tender of any Original Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Original Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Original Notes or incur any liability for failure to give such notification. Tenders of Original Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Original Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, as soon as practicable following the Expiration Date. See the Prospectus, "The Exchange
Offer -- Procedures for Tendering."

     8. QUESTIONS, REQUESTS FOR ASSISTANCE AND ADDITIONAL COPIES. Questions and requests for assistance may be directed to the Exchange Agent at its address and telephone number set forth on the front of this Letter of Transmittal. Additional copies of the Prospectus, the Notice of Guaranteed Delivery and this Letter of Transmittal may be obtained from the Exchange Agent or from your broker, dealer, commercial bank, trust company or other nominee.

     9. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under U.S. Federal income tax law, a holder whose tendered Original Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on the Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Original Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 3 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60 day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60 day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60 day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Original Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Original Notes. If the Original Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to these backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld.

     If withholding results in an overpayment of taxes, a refund may be obtained.

     10. LOST, DESTROYED OR STOLEN CERTIFICATES. If any Certificates representing Original Notes have been lost, destroyed or stolen, the holder should promptly notify the Exchange Agent. The holder will then be instructed as to the steps that must be taken in order to replace the Certificates. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, destroyed or stolen Certificates have been followed.

     11. SECURITY TRANSFER TAXES. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, then the amount of any such transfer tax (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with the Letter of Transmittal, the amount of such transfer taxes will be billed directly to such tendering holder.

     IMPORTANT: THIS LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF OR AGENT'S
       MESSAGE IN LIEU THEREOF) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                TO BE COMPLETED BY ALL TENDERING SECURITYHOLDERS
                              (SEE INSTRUCTION 9)

---------------------------------------------------------------------------------------------------------------------------
                                            PAYER'S NAME: LASALLE NATIONAL BANK
---------------------------------------------------------------------------------------------------------------------------
                                 PART 1--PLEASE PROVIDE YOUR TIN ON THE LINE AT RIGHT AND                TIN:______________
                                 CERTIFY BY SIGNING AND DATING BELOW                            Social Security Number
                                                                                                          or
                                                                                                       Employer
                                                                                                 Identification Number
                                -------------------------------------------------------------------------------------------
                                PART 2--CERTIFICATION--Under the penalties of perjury, I certify that:
                                -------------------------------------------------------------------------------------------
 SUBSTITUTE                      (1) The number shown on this form is my correct               PART 3--Awaiting Tin [ ]
                                     Identification Number (TIN) Taxpayer Identification Number
 FORM W-9                            (or I am waiting for a number to be issued to me) and
 DEPARTMENT OF THE TREASURY      (2) I am not subject to backup withholding either because:
 INTERNAL REVENUE SERVICE            (a) I am exempt from backup withholding, or (b) I have not
 PAYOR'S REQUEST FOR TAXPAYER            been notified by the Internal Revenue Service (the
 IDENTIFICATION NUMBER ("TIN")           "IRS") that I am subject to backup withholding as a
                                         result of a failure to report all interest or
                                         dividends, or (c) the IRS has notified me that I am no
                                         longer subject to backup withholding.

                                 CERTIFICATION INSTRUCTIONS -- You must cross Part 3 -- out item (2) above if you have been notified by the IRS that
                                 you are currently subject to backup withholding because
                                 under reporting Awaiting TIN [  ] interest or dividends on your tax return. However, if after being notified by the
                                 IRS that you are subject to backup withholding, you
                                 received another notification from the IRS that you are no longer subject to backup withholding, do not cross out
                                 such item (2).

                                 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT
                                 TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE
                                 CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
---------------------------------------------------------------------------------------------------------------------------

 Signature ____________________________________________________________________________________ Date ______________________

 Name (Please Print) ______________________________________________________________________________________________________

 Address (Please Print) ___________________________________________________________________________________________________

---------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY IN CERTAIN CIRCUMSTANCES RESULT IN BACKUP WITHHOLDING OF 31% OF ANY AMOUNTS PAID TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

       YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX
                        IN PART 2 OF SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a taxpayer identification number to the Exchange Agent and that, if I do not provide my taxpayer identification number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature ___________________________________________ Date ____________________

Name (Please Print) ___________________________________________________________

Address (Please Print) ________________________________________________________